                                                   M/I SCHOTTENSTEIN HOMES, INC.
                                                 PERFORMANCE BASED BONUS PROGRAM
                                                       SENIOR VICE PRESIDENT AND
                                                         CHIEF FINANCIAL OFFICER
                                                       EFFECTIVE JANUARY 1, 1997
                                                                 ---------------

The Senior Vice President and Chief Financial Officer is eligible to receive up to 125% of December 31 base salary as per the following criteria:

         ACTUAL PRE-TAX NET INCOME: Provided the actual pre-tax net income of the Corporation equals $13,000,000, the Senior Vice President and Chief Financial Officer will receive a designated percentage of December 31 base salary as indicated by the following schedule:

                           PRE-TAX NET INCOME           PERCENTAGE OF DECEMBER 31 BASE SALARY
                           ------------------           -------------------------------------
                       $13,000,000 - $15,999,999                       40%
                       -------------------------                       ---
                       $16,000,000 - $16,999,999                       50%
                       -------------------------                       ---
                       $17,000,000 - $17,999,999                       60%
                       -------------------------                       ---
                       $18,000,000 - $18,999,999                       70%
                       -------------------------                       ---
                       $19,000,000 - $19,999,999                       80%
                       -------------------------                       ---
                       $20,000,000 - $20,999,999                       85%
                       -------------------------                       ---
                       $21,000,000 - $21,999,999                       90%
                       -------------------------                       ---
                       $22,000,000 - $22,999,999                       95%
                       -------------------------                       ---
                       $23,000,000 - $23,999,999                      100%
                       -------------------------                      ----
                       $24,000,000 - $24,999,999                      115%
                       -------------------------                      ----
                           $25,000,000.00 +                           125%
                           ----------------                           ----

PAYMENT

Bonuses are 50% payable at the end of January and 50% payable by March 15 of the following year the bonus is earned. The individual must be employed in this capacity with the Company on the date bonuses are distributed to receive a bonus. However, in the event of a promotion or transfer, the bonus will be allocated to time employed with each position. No amounts are considered due or payable in the event the employment relationship with the Company is terminated.

THE COMPANY RESERVES THE RIGHT TO REVISE THIS PROGRAM AS IT CONSIDERS NECESSARY.

ACKNOWLEDGED:

__________________________________________________     ____________________
   Name                                                  Date